Inland Real Estate Income Trust, Inc.

2016 Q1 Results Webcast

Wednesday, May 18, 2016 • 2:00 pm CT

Audio is available via webcast – dial in number not required.

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Disclaimer

This material is neither an offer to sell nor the solicitation of an offer to buy any security, which can be made only by the prospectus, which has been filed or registered with appropriate state and federal regulatory agencies, and sold only by broker dealers authorized to do so. No regulatory agency has passed on or endorsed the merits of this offering. Any representation to the contrary is unlawful.

Past performance is not a guarantee of future results. When making an investment decision in Inland Real Estate Income Trust, Inc. ("Inland Income Trust"), investors should not rely on past performance of the real estate investment trusts ("REITs") or real estate programs sponsored by Inland Real Estate Investment Corporation ("Inland Investments"). An investment in Inland Income Trust will not entitle an investor to ownership in any other REIT or investment program sponsored by Inland Investments. Inland Income Trust is a part of The Inland Real Estate Group of Companies, Inc.

The companies depicted in the logos in this presentation are tenants of Inland Income Trust. The companies depicted in the photographs and logos in this presentation may have proprietary interests in their trademarks and trade names and nothing herein shall be considered an endorsement, authorization or approval of Inland Income Trust or its subsidiaries.

The Inland name and logo are registered trademarks being used under license. This material has been distributed by Inland Securities Corporation, dealer manager for Inland Income Trust. Inland Securities Corporation, member FINRA/SIPC.

Publication Date: 5/18/2016

Risk Factors

Some of the risks related to investing in commercial real estate include, but are not limited to: market risks such as local property supply and demand conditions; tenants' inability to pay rent; tenant turnover; inflation and other increases in operating costs; adverse changes in laws and regulations; relative illiquidity of real estate investments; changing market demographics; acts of God such as earthquakes, floods or other uninsured losses; interest rate fluctuations; and availability of financing.

An investment in Inland Income Trust's shares involves significant risks. If Inland Income Trust is unable to effectively manage these risks, it may not meet its investment objectives and investors may lose some or all of their investment. Some of the risks related to investing in Inland Income Trust include, but are not limited to: the board of directors, rather than the trading market, determines the offering price of shares; there is limited liquidity because shares are not bought and sold on an exchange; repurchase programs may be modified or terminated; a typical time horizon for an exit strategy may be longer than five years; there is no guarantee that a liquidity event will occur; distributions cannot be guaranteed and may be paid from sources other than cash flow from operations, including borrowings and net offering proceeds; and failure to continue to qualify as a REIT and thus being required to pay federal, state and local taxes. Please consult Inland Income Trust's most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q for more information on the specific risks.

Forward-Looking Statements

Inland Real Estate Income Trust, Inc.

inland-investments.com

In addition to historical information, this webcast contains "forward-looking statements" made under the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The statements may be identified by terminology such as "may," "can," "would," "will," "expect," "intend," "estimate," "anticipate," "plan," "seek," "appear," or "believe." Such statements reflect the current view of Inland Income Trust with respect to future events and are subject to certain risks, uncertainties and assumptions related to certain factors including, without limitation, the uncertainties related to general economic conditions, unforeseen events affecting the real estate industry or particular markets, and other factors detailed under Risk Factors in our most recent Form 10-K and subsequent Form 10-Qs on file with the Securities and Exchange Commission. Although Inland Income Trust believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. You should exercise caution when considering forward-looking statements and not place undue reliance on them. Based upon changing conditions, should any one or more of these risks or uncertainties materialize, or should any underlying assumptions prove incorrect, actual results may vary materially from those described herein. Except as required by federal securities laws, Inland Income Trust undertakes no obligation to publicly update or revise any written or oral forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason after the date of this webcast.

On Today's Call

Inland Real Estate Income Trust, Inc.

inland-investments.com



Mitchell Sabshon

Chief Executive Officer



JoAnn McGuinness

President and Chief Operating Officer



David Lichterman

Vice President, Chief Accounting Officer & Treasurer

Portfolio of Necessity Based Retail


shaws
Osco

White City Shopping Center
Shrewsbury, MA

Acquired April 2015


PETSMART

Shoppes at Prairie Ridge
Pleasant Prairie, WI

Acquired December 2014

The Headline Numbers

Inland Real Estate Income Trust, Inc.

inland-investments.com

As of March 31, 2016	
Total Number of Properties:	54
Total Square Feet:	6,026,907
Number of States:	22
Economic Occupancy:	96.9%
Physical Occupancy:	95.9%
Number of Tenants:	665
Annualized Distribution Rate:	6.0%


carter's

Park Avenue Shopping Center

Little Rock, Arkansas

The 6.0% annualized distribution rate is based on a $10.00 share price, is payable monthly and is not guaranteed and may be modified at any time. **As of March 31, 2016, approximately 42% of distributions paid to stockholders of record since inception (10/18/2012) were paid from the net proceeds of Inland Income Trust's "best efforts" offering (return of capital), and approximately 58% of distributions were paid from cash flow from operations (may be return of capital) and sponsor contributions.** When Inland Income Trust makes cash distributions using offering or financing proceeds, it will have less proceeds to invest in properties, and this may lower its overall return potential.

Geographic Footprint

Our properties are geographically diverse and well-located




31.5%
Midwest
33.3%
South
11.1%
West
24.1%
East

Acquisition Highlight

Inland Real Estate Income Trust, Inc.

inland-investments.com

Coastal North Town Center North Myrtle Beach, South Carolina	
Transaction Date:	April 22, 2016
Gross Transaction Price:	$72.8 Million
Leasable Area:	304,745 SF
Portfolio Sector:	Retail
Tenants:	▪ Publix ▪ Dick's Sporting Goods ▪ Ross Dress for Less ▪ TJ Maxx ▪ PetSmart ▪ ULTA


Publix
FOOD & PHARMACY

Coastal North Town Center

North Myrtle Beach, South Carolina

Acquisition Highlight

Oquirrh Mountain Marketplace – Phase II South Jordan, Utah	
Transaction Date:	April 22, 2016
Gross Transaction Price:	$6.0 Million
Leasable Area:	14,350 SF
Portfolio Sector:	Retail
Tenants:	▪ Men's Wearhouse ▪ Little Caesar's ▪ H&R Block


SPROUTS

Oquirrh Mountain Marketplace

South Jordan, Utah

Other Recent Acquisitions

Inland
Real Estate Income Trust, Inc.

inland-investments.com


WHOLE FOODS

Property:	Marketplace at Tech Center
Market:	Newport News, Virginia
Acquisition Date:	December 24, 2015
Acquisition Price:	$72.5 Million
Leasable Area:	210,584 SF
Tenants:	Whole Foods, Stein Mart



Property:	The Village at Burlington Creek
Market:	Kansas City, Missouri
Acquisition Date:	October 22, 2015
Acquisition Price:	$35.4 Million
Leasable Area:	158,118 SF
Tenants:	Sprouts Farmers Market


SUPERMARKET

Property:	Blossom Valley
Market:	Turlock, California
Acquisition Date:	October 19, 2015
Acquisition Price:	$21.7 Million
Leasable Area:	111,558 SF
Tenants:	Raley's

Top 10 Tenants

Top 10 Tenants as of March 31, 2016	Number of Leases	% of ABR*
Dick's Sporting Goods	5	3.5%
Kroger	3	3.4%
T.J.Maxx/HomeGoods/Marshalls	11	3.0%
PetSmart	8	2.7%
Albertsons/Jewel/Shaws	2	2.4%
ULTA	9	2.3%
Kohl's	4	2.2%
Ross Dress for Less	7	2.1%
LA Fitness	2	2.1%
Giant Eagle	1	2.1%

*Annualized Base Rent

Retailers' 2016 Expansion Plans

Inland Real Estate Income Trust, Inc.

inland-investments.com

17% of retailers plan to open more than 40 stores in 2016


1%
No Stores
19%
1-5 Stores
25%
6-10 Stores
23%
11-20 Stores
10%
21-30 Stores
5%
31-40 Stores
17%
40+ Stores

Source: CBRE Research

Capturing Value Through NOI Growth

Inland Real Estate Income Trust, Inc.

inland-investments.com

Forecasted NOI Growth Rates, Multi-Tenant Retail



4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%

	2016	2017	2018	2019	2020
Multi-Tenant Retail NOI Growth*	3.10%	3.40%	3.20%	3.20%	2.90%
CPI Forecast**	1.70%	2.40%	2.40%	2.40%	2.40%

*Source: Green Street Advisors
**Source: Congressional Budget Office

Consolidated Financial Highlights

Inland Real Estate Income Trust, Inc.

inland-investments.com

	March 31, 2016 (in thousands)	March 31,2015 (in thousands)
Total Assets:	$1,334,369	$784,178
Stockholders' Equity:	$672,605	$499,429
Distributions Paid:	$12,910	$9,750
Cash Flow Provided by Operations:	$4,661	$6,434
GAAP Net Loss:	$(4,241)	$(623)
Funds from Operations (FFO)[1]:	$11,844	$4,429
Modified Funds from Operations (MFFO)[2]:	$11,407	$5,285

For the three months ended March 31, 2016, approximately 64% of the distributions paid to stockholders of record were paid from the net proceeds of Inland Income Trust's "best efforts" offering (return of capital) and approximately 36% were paid from cash flow from operations (may be return of capital). For the three months ended March 31, 2015, approximately 34% of the distributions paid to stockholders of record were paid from Sponsor contributions and approximately 66% were paid from cash flow from operations (may be return of capital). When Inland Income Trust makes cash distributions using offering or financing proceeds it will have less proceeds to invest in properties and this may lower its overall return potential.

1 – **Funds from Operations (FFO):** A widely accepted and reported supplemental measure of REIT operating performance. As defined by the National Association of Real Estate Investment Trusts, FFO is equal to a REIT's net income computed in accordance with U.S. GAAP, excluding gains or losses from sales of property, and adding back real estate depreciation and amortization, real estate impairment charges, and after adjustments for unconsolidated partnerships and joint ventures in which the REIT holds an interest.

2 – **Modified Funds from Operations (MFFO):** An industry accepted and reported supplemental measure of a publicly registered non-listed REIT's operating performance. As defined by the Investment Program Association, an industry trade group, MFFO is equal to a REIT's FFO, further adjusted for the following items, as applicable, included in the determination of U.S. GAAP net income: acquisition fees and expenses; amounts relating to straight-line rents and amortization of above and below market lease assets and liabilities, accretion of discounts and amortization of premiums on debt investments; mark-to-market adjustments included in net income; nonrecurring gains or losses included in net income from the extinguishment or sale of debt, hedges, foreign exchange, derivatives or securities holdings where trading of such holdings is not a fundamental attribute of the business plan, unrealized gains or losses resulting from consolidation from, or deconsolidation to, equity accounting, and after adjustments for consolidated and unconsolidated partnerships and joint ventures.

GAAP Reconciliation to FFO and MFFO

Inland Real Estate Income Trust, Inc.

inland-investments.com

		3 Months Ended 3/31/16 (in thousands)	3 Months Ended 3/31/15 (in thousands)
	GAAP Net loss	$(4,241)	$(623)
Add:	Depreciation and amortization related to investment properties	16,085	5,052
	Funds from operations (FFO)	**$11,884**	**$4,429**
Add:	Acquisition related costs	161	1,238
Less:	Amortization of acquired market lease intangibles, net	(55)	(187)
	Straight-line income, net	(543)	(195)
	Modified funds from operations (MFFO)	**$11,407**	**$5,285**

Inland Income Trust's FFO and MFFO for the quarters ended March 31, 2016 and 2015, calculated on page 28 of the Form 10-Q.

Mortgages and Credit Facility Payable

	March 31, 2016 (in thousands)	March 31, 2015 (in thousands)
Mortgages Payable (excludes unamortized fair value adjustment related to assumed debt):	$529,766	$232,536
Credit Facility Payable:	$15,000	-
Ratio of Total Mortgages and Credit Facility Payable to Total Assets:	40.8%	29.6%
Annual Weighted Average Interest Rate on Mortgages Payable:	3.70%	3.50%
Annual Weighted Average Interest Rate on Credit Facility Payable:	1.84%	-

Scheduled Principal Payments and Maturities of Mortgages and Credit Facility Payable As of March 31, 2016


(in millions)
$350
$300
$250
$200
$150
$100
$50
$0
$46.5
$6.5
$15.5
$150.3
$15.0
$0.9
$310.1
2016
2017
2018
2019
2020
Thereafter
Mortgages Payable
Credit Facility Payable

Retail Market Overview

Inland Real Estate Income Trust, Inc.

inland-investments.com

- Economic trends:
  - GDP increased 0.5% in the first quarter of 2016[1]
  - Consumer spending increased 0.1% in March[2]
  - U.S. added 160,000 jobs in April[3]
  - Unemployment unchanged at 5.0%[3]
  - Median weekly earnings up by 2.7% in Q1 2016 over Q1 2015[4]
  - Personal income increased by $57.4 billion or 0.4% in March[5]
- Retail fundamentals in Q1 2016:
  - Vacancy stayed flat at 5.6%[6]
  - Rents increased by 1.5%[6]
  - Net absorption approximately 18.6 million SF[6]
  - Development activity still modest[6]

[1] CNBC. US advance Q1 GDP up 0.5% vs. 0.7% expected. April 28, 2016.
[2] CNBC. US personal income rose 0.4% in March vs. 0.3% increase expected. April 29, 2016.
[3] CNBC. Job Growth Shifts to Slower Gear Along With Economy. May 6, 2016.
[4] Bureau of Labor Statistics. Usual Weekly Earnings Summary. April 19, 2016.
[5] U.S. Department of Commerce. Personal Income and Outlays, March 2016. April 29, 2016.
[6] JLL. FirstLook at Retail. Q1 2016.

Questions?